Morgan Stanley Quality Municipal Income Trust
                     Item 77(o) 10f-3 Transactions
                   April 1, 2002 - September 30, 2002


Security Date     Price  Shares    % of  Total       Purcha  Broker
         of       Of     Purchase  Asse  Issued      sed
         Purcha   Shares d         ts                By
         se                                          Fund

Alaska   03/27/   Variou 3,000,00  0.55  $127,720,0   2.35%   UBS Paine
Inter      02       s    0           %       00                Webber,
Airpts                                                         Lehman
Syst,                                                          Bros.,
AK, Ser                                                        Salomon
2002 B                                                          Smith
(AMBAC)                                                        Barney

Connecti 06/13/   $105.0 2,000,00  0.31  $379,500,0   0.53%  M.R. Beal,
cutt,      02       1    0           %       00                Quick &
Ser 2002                                                       Reilly,
B                                                              Advest,
(Aa2/AA)                                                        Belle
                                                               Haven,
                                                             Fahnestock,
                                                                David
                                                               Lerner,
                                                                Loop
                                                               Capital
                                                                Mkts,
                                                               Merrill
                                                               Lynch,
                                                              Ramirez,
                                                              RBC Dain
                                                              Rauscher,
                                                             Roosevelt &
                                                             Cross, SBK-
                                                               Brooks,
                                                               William
                                                                Blair

Metropol 05/09/   Variou 10,000,0  1.54  $2,894,185   0.35%     Bear
itan       02       s    00          %      ,000              Stearns,
Trans                                                         JPMorgan,
Auth,                                                          Salomon
NY, Refg                                                        Smith
Ser 2002                                                       Barney,
A                                                               First
(AMBAC)                                                        Albany,
                                                               Lehman
                                                               Bros.,
                                                               Merrill
                                                             Lynch, UBS
                                                                Paine
                                                             Webber, ABN
                                                                AMRO,
                                                             Advest/Lebe
                                                             nthal, CIBC
                                                             World Mkts,
                                                              Commerce
                                                               Capital
                                                                Mkts,
                                                             Fahnestock,
                                                               Jackson
                                                               Secs.,
                                                               Quick &
                                                               Reilly,
                                                              Ramirez,
                                                               Raymond
                                                             James, RBC
                                                                Dain
                                                              Rauscher,
                                                             Roosevelt &
                                                               Cross,
                                                               Siebert
                                                              Brandford
                                                               Shank,
                                                              Wachovia

NYC Muni 06/20/   Variou 3,500,00  0.53  $891,090,0   0.39%   UBS Paine
Wtr Fin    02       s    0           %       00                Webber,
Auth,                                                          Merrill
NY, 2003                                                       Lynch,
Ser                                                             First
(Aa2/AA)                                                       Albany,
                                                               Goldman
                                                             Sachs, Bear
                                                              Stearns,
                                                               Lehman
                                                               Bros.,
                                                              JPMorgan,
                                                               Salomon
                                                                Smith
                                                               Barney
                                                               Siebert
                                                              Brandford
                                                             Shank, M.R.
                                                             Beal, CIBC
                                                             World Mkts,
                                                              RBC Dain
                                                              Rauscher,
                                                                A.G.
                                                              Edwards,
                                                                First
                                                              American
                                                             Municipals,
                                                             Prudential,
                                                               Quick &
                                                               Reilly,
                                                               Raymond
                                                               James,
                                                             Roosevelt &
                                                                Cross

NYC      06/14/   $108.5 2,000,00  0.31  $1,239,894   0.16%    Lehman
Transiti   02       0    0           %      ,143               Bros.,
onal Fin                                                       Merrill
Auth,                                                          Lynch,
NY, Refg                                                      JPMorgan,
2003 Ser                                                     Advest/Lebe
(Aaa/AA+                                                     nthal, Bear
)                                                             Stearns,
                                                              RBC Dain
                                                              Rauscher,
                                                                First
                                                               Albany,
                                                               Goldman
                                                             Sachs, UBS
                                                                Paine
                                                               Webber,
                                                              Ramirez,
                                                               Salomon
                                                                Smith
                                                               Barney,
                                                             CIBC World
                                                                Mkts,
                                                              Commerce
                                                               Capital
                                                             Mkts, A.G.
                                                              Edwards,
                                                               Jackson
                                                             Secs, Legg
                                                             Mason Wood
                                                               Walker,
                                                                Loop
                                                               Capital
                                                                Mkts,
                                                             Prudential,
                                                               Quick &
                                                               Reilly,
                                                               Raymond
                                                               James,
                                                             Roosevelt &
                                                               Cross,
                                                               Siebert
                                                              Brandford
                                                                Shank

Jacksonv 08/01/   $102.3 3,300,00  0.50  $513,200,0   0.64%   JPMorgan,
ille       02       4    0           %       00                 Bear
Elec                                                          Stearns,
Auth,                                                          Salomon
FL, St                                                          Smith
John Pwr                                                       Barney,
Pt, Refg                                                       Banc of
Issue                                                         America,
Ser 17,                                                        Goldman
(Aa2/AA)                                                       Sachs,
                                                               Lehman
                                                               Bros.,
                                                               Merrill
                                                             Lynch, UBS
                                                                Paine
                                                               Webber

Lower    09/26/   $102.8 4,800,00  0.71  $120,965,0   3.97%    Goldman
Colorado   02       1                %       00              Sachs, Bear
Rvr                                                           Stearns,
Auth, TX                                                        A.G.
Refg Ser                                                      Edwards,
2002                                                         Apex Pryor,
(MBIA)                                                          First
                                                             Southwest,
                                                              JPMorgan,
                                                               Lehman
                                                               Bros.,
                                                               Morgan
                                                             Keegan, UBS
                                                                Paine
                                                               Webber,
                                                               Salomon
                                                                Smith
                                                               Barney